                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 14, 1998
                                                   ---------------


                        COMMERCIAL FEDERAL CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


             NEBRASKA                 1-11515                 47-0658852
-------------------------------------------------------------------------------
(State or other jurisdiction          (Commission           (I.R.S. Employer
      of incorporation)               File Number)        Identification Number)

2120 SOUTH 72nd STREET, OMAHA, NEBRASKA                         68124
--------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number including area code:    (402) 554-9200
                                                      --------------


                                NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

                        COMMERCIAL FEDERAL CORPORATION
                        ------------------------------

                                   FORM 8-K
                                   --------

                                CURRENT REPORT
                                --------------

Item 5.  Other Events:
----------------------

     On August 14, 1998, Commercial Federal Corporation ("Commercial Federal") and its wholly-owned subsidiary, Commercial Federal Bank, a Federal Savings Bank, entered into a Reorganization and Merger Agreement (the "Agreement") with Midland First Financial Corporation ("Midland") and its subsidiary, Midland Bank. Under the terms of the Agreement, Commercial Federal will acquire in a taxable acquisition all of the outstanding shares of Midland's common stock. The total purchase consideration of this pending acquisition is $83.0 million, including cash to pay off Midland debt totaling $5.6 million, the retirement of preferred stock of both Midland and Midland Bank totaling $11.6 million and certain other items. If under certain conditions this pending transaction is terminated by Midland, a breakup fee of $2.5 million would be payable to Commercial Federal by Midland.

     Midland Bank is a privately-held commercial bank headquartered in Lee's Summit, Missouri that operates eight branches in the greater Kansas City area. At June 30, 1998, Midland had total assets of approximately $397.0 million, deposits of approximately $352.0 million and stockholders' equity of approximately $26.0 million. Following the acquisition, the parties intend that Midland Bank will be merged with and into Commercial Federal Bank.

     This proposed acquisition, which is subject to regulatory approvals, Midland shareholder approvals and certain other conditions, is expected to close on or before March 31, 1999. For additional information, see the Agreement dated August 14, 1998, and the press release dated August 14, 1998, which are attached hereto as Exhibits 2 and 99, respectively, and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits:
-------------------------------------------

     (c)  Exhibits:

          Exhibit 2. Reorganization and Merger Agreement dated August 14, 1998, by and among Commercial Federal Corporation, Commercial Federal Bank, a Federal Savings Bank, a to-be-formed Missouri corporation, Midland First Financial Corporation and Midland Bank.

          Exhibit 99.  Press release dated August 14, 1998.

                                  SIGNATURES
                                  ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 COMMERCIAL FEDERAL CORPORATION
                                 ------------------------------
                                 (Registrant)


Date:  August 17, 1998           /s/ James A. Laphen
       ---------------           -----------------------------------------------
                                 James A. Laphen, President, Chief Operating
                                 Officer and Chief Financial Officer (Duly
                                 Authorized and Principal Financial Officer)



Date:  August 17, 1998           /s/ Gary L. Matter
       ---------------           -----------------------------------------------
                                 Gary L. Matter, Senior Vice President,
                                 Controller and Secretary
                                 (Principal Accounting Officer)